Cash and Cash Equivalents and Investment Securities - Summary of Cash and Cash Equivalents and Investments in Short-Term Debt Securities (Detail) - USD ($) $ in Millions	Jun. 30, 2025	Dec. 31, 2024	Jun. 30, 2024	Dec. 31, 2023
Disclosure of detailed information about borrowings [abstract]
Cash and bank accounts	$ 4,642	$ 6,210
Short-term bank deposits	2,525	4,964
Cash and cash equivalents	7,167	11,174
Bank overdrafts	(21)	0
Total	$ 7,146	$ 11,174	$ 7,375	$ 10,314